Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas Advisor Select No Load Variable Annuity®

Prospectus Dated May 1, 2016

Supplement Dated February 23, 2021

As a result of the reorganization of the Access VP High Yield Fund (“Merging Fund”) into the ProFund Access VP High Yield Fund (“New Fund”), scheduled to be effective on or about April 26, 2021 (“the Reorganization”), the New Fund will be added as a variable investment option to your variable annuity Policy. Unless you inform us otherwise, effective as of the Reorganization, any instruction to purchase or exchange units in the Merging Fund Subaccount will be deemed to be an instruction to do so for the units in the subaccount corresponding to the New Fund (the “New Fund Subaccount”). Once the Reorganization occurs, the Merging Fund will no longer accept purchases of shares or exchanges into the Merging Fund. Prior to the Reorganization, you will be able to purchase and exchange units in the subaccount corresponding to the Merging Fund (the "Merging Fund Subaccount"), subject to any limitations of the Merging Fund’s prospectus.

If your Policy remains allocated to the Merging Fund Subaccount at the time the Reorganization occurs, those units will be replaced by units corresponding to the New Fund Subaccount, and thereafter the value of your Policy will depend on the performance of the New Fund. The number of New Fund Subaccount units you receive as a result of the Reorganization will depend on the value of your units in the Merging Fund Subaccount at the time the Reorganization occurs.

Effective as of the Reorganization, any purchase payment that designates the Merging Fund Subaccount will be deemed to designate the New Fund Subaccount. Instructions for withdrawals and transfer instructions out of the Merging Fund will be honored as instructions relating to the New Fund Subaccount.

Effective as of the Reorganization, your prospectus is revised by adding the following:

FUND NAME	INVESTMENT ADVISER
Portfolio Name – Subadviser(s)	Portfolio Type / Summary of Investment Objective
ProFunds® Trust	ProFund Advisors LLC
ProFund Access VP High Yield	Seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity.

Effective as of the Reorganization, your prospectus is revised by deleting all mention of the Merging Fund.

Prior to close of business April 23, 2021, you have the right to transfer the value you have currently invested in the Merging Fund to any available investment options within your Variable Policy. No charge will be assessed, and the transfer will not be counted as one of the free transfers permitted during a policy year. Refer to your product prospectus for a complete list of the available investment options in your Variable Policy. You may make transfers by phone by calling the Life and Annuity Trade Desk at 800-745-1112, ext. 87593.

The Reorganization does not result in any change in the amount of your policy value, or in the dollar value of your investment in the separate account. In addition, the Reorganization does not cause any fees or charges under your policy to be greater, it does not alter your rights or our obligations under the policy, and it does not result in any tax liability to you.

All other provisions remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 832 2-21